                               SERIES H WARRANT
                               ----------------


No. W-WarrantNo                                   Warrant to Purchase Shares
                                                  of Common Stock (subject to
                                                  adjustment)


                       ALLSCRIPTS, PHARMACEUTICALS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS


     THIS CERTIFIES THAT, for value received, Name or its assigns is entitled to subscribe for and purchase during the period specified in this Warrant, NoShares (subject to adjustment as hereinafter provided) fully paid and non-assessable Common Shares, par value $.01 per share (the "Common"), of ALLSCRIPTS, PHARMACEUTICALS, INC., an Illinois corporation (the "Corporation"), at the price of $.01 per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

     1.  Duration.  The right to subscribe for and purchase shares of Common of
         --------
the Corporation represented hereby shall expire at 5:00 P.M., Central Standard Time, on April 15, 2003. The Corporation shall give 30 days' written notice to the Holder of this Warrant to the effect that such right will expire on April 15, 2003. If, on such expiration date, the Corporation is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to the Registration Agreement, entitled to be included, or if the Corporation is in default of any obligation created by Sections 2 and 3 of the Registration Agreement or of any of its obligations under the Agreement regarding the transfer of this Warrant or of any Warrant Stock or the registration of any Warrant Stock, or is in default of any obligation created by (i) Sections 6.1, 6.5(i), 6.10, 6.11, 6.12 or 6.16 of the Agreement, (ii) Sections 6.5(b) or (c) of the Agreement, if the Holder of this Warrant gives written notice to the Corporation that the Corporation is in default under such provisions, or (iii) Sections 6.2, 6.3 or 6.4 of the Agreement if such default has a material adverse effect on the business or financial condition of the Company, said right to subscribe for and purchase shares of Common shall expire at 5:00 P.M., Central Standard Time on the later of (i) the 30th day following the date on which such registration shall have become effective (but in no event longer than 180 days beyond the date this Warrant would have expired) or (ii) on the 30th day following the date all of such breaches have been cured, as the case may be.

     2.  Method of Exercise; Payment; Issuance of New Warrant; Transfer and
         ------------------------------------------------------------------
Exchange.  The purchase right represented by this Warrant may be exercised at
--------
any time prior to expiration.

     The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the subscription form attached hereto duly executed) at the principal office of the

Corporation, and by the payment to the Corporation of the then applicable Warrant Price for the shares being purchased upon such exercise by certified or official bank check or by surrender to the Corporation of additional Warrants or other Securities. Any Warrant so surrendered shall be valued at an amount equal to (i) the excess of the Fair Market Value per share of Common over the Warrant Price, multiplied by (ii) the number of shares of Common purchasable upon exercise of such Warrant, in each case determined as of the date of surrender. Any other Security so surrendered shall be valued at its Fair Market Value as of the date of surrender. In the event of any exercise of the rights represented by this Warrant, (i) stock certificates for the shares of Common so purchased shall be delivered to the Holder hereof forthwith, and unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised or surrendered as consideration or partial consideration for the exercise of this Warrant shall also be delivered to the Holder hereof forthwith, and (ii) stock certificates for the shares of Common so purchased shall be dated the date of exercise of this Warrant, and the Holder exercising this Warrant shall be deemed for all purposes to be the Holder of the shares of Common so purchased as of the date of such exercise. This Warrant may not be transferred, in whole or in part, except by means of (i) a transfer made in accordance with Section 7.2 of the Agreement, or (ii) a transfer exempt from registration under the Securities Act permitted under and made in conformance with Section 7.4 of the Agreement or (iii) a transfer to an underwriter made in accordance with Section 9 of the Registration Agreement. This Warrant, if so permitted to be transferred, may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

     The issuance of stock certificates for shares of Common so purchased upon exercise of this Warrant shall be made without charge to the Holder hereof for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such exercise and the related issuance of shares of Common. The Corporation shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Corporation). Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or sale of the Corporation, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of the public offering or sale of the Corporation in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

     This Warrant is exchangeable at the aforesaid principal office of the Corporation for Warrants for the purchase of the same aggregate number of shares of Common, each new Warrant to represent the right to purchase such number of shares of Common as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common issuable pursuant hereto.

     3.  Stock Fully Paid; Reservation of Shares.  The Corporation covenants and
         ---------------------------------------
agrees that all shares of Common which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation shall at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common to provide for the exercise of the rights represented by this Warrant. If the Warrant Price is at any time less than the par value of the Common or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Corporation also covenants and agrees to cause to be taken such action (whether by lowering the par value of the Common, the conversion of the Common from par value to no par value, or otherwise) as will permit the exercise of this Warrant, without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), and the issuance of the Common, which Common, upon issuance, will be fully paid and non-assessable.

     4.  Adjustment of Number of Shares.  The number of shares of Common
         ------------------------------
purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a)  Reclassification, Consolidation or Merger. In case of any
              -----------------------------------------
     reclassification or change of outstanding Common issuable upon exercise of the conversion right of this Warrant, or in case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under the Preferred Resolutions, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the exercise hereof, the Holder of this Warrant shall procure, in lieu of each share of Common theretofore issuable upon such exercise, the kind and amount of shares of Stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the Holder of one share of Common issuable upon exercise of the Warrant had such exercise occurred immediately prior to such reclassification, change, consolidation or merger. Such new Warrant shall be deemed to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, cons consolidations and mergers.

         (b)  Subdivision or Combination of Shares. If the Corporation, at any
              ------------------------------------
     time while this Warrant is outstanding, shall subdivide or combine its Common, the number of shares of Common purchasable upon exercise of this Warrant shall be proportionately increased, in case of subdivision of shares, as of the effective date of such subdivision, or if the Corporation shall take a record of Holders of its Common for the purpose of a subdividing, as of such record date, whichever is earlier, or shall be proportionately decreased, in the case of combination of shares, as at the effective date of such combination or, if the Corporation shall take a record of Holders of its Common for the purpose of so combining, as of such record date, whichever is earlier.

         (c) Certain Dividends and Distributions. If the Corporation, at any
             -----------------------------------
time while this Warrant is outstanding, shall:

             (i)  Stock Dividends. Pay a dividend payable in, effect a split-up
                  ---------------
          of, or make any other distribution of, Common, the number of shares of Common purchasable upon exercise of this Warrant shall be increased, as of the date the Corporation shall take a record of the Holders of its Common, for the purpose of receiving such dividend, stock split-up or other distribution (or if no such record is taken, as of the date of such payment, stock split or other distribution), to that number of shares determined by multiplying the number of shares of Common purchasable upon exercise of this Warrant as determined immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately after such dividend, stock split or distribution (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividend, stock split or distribution), and (2) the denominator of which shall be the total number of shares of Common outstanding immediately prior to such dividend, stock split or distribution.

             (ii) Liquidating Dividends, etc. Make a distribution of its assets
                  ---------------------
          to the Holders of its Common as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of funds legally available for dividends under the laws of the State of Illinois, the Holder of the Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Common receivable thereupon, and without payment of any consideration therefor, a sum equal to the value of such assets as would have been distributable to them as owners of that number of shares of Common of the Corporation receivable by exercise of this Warrant, had such Holder been the Holder of record of such Common on the record date for such distribution; and all appropriate provisions therefor shall be made a part of any such distribution, including, without limitation, the placement by the Corporation of such sum into escrow.

          (d) Issuance of Additional Shares of Common.
              ---------------------------------------

     Prior to the completion of a Qualified Initial Public Offering, if at any time the Corporation issues any Additional Shares of Common (excluding issuances pursuant to transactions described in paragraphs (a), (b) or (c) of Section 4 of the Warrant) at a time when this Warrant is outstanding and not expired for a consideration per share of Common issued at less than the Dilution Price in effect immediately prior to such issuance of Common, then, upon each such issuance, the number of shares of Common purchasable upon exercise of this Warrant shall be increased so that the number of shares of Common purchasable upon exercise of this Warrant shall equal the product of the Base Warrant Shares and a fraction (rounded to the nearest thousandth), the numerator of which is the Initial Dilution Price and the denominator of which is the Dilution Price in effect immediately after such issuance.

          The provisions of this subsection 4(d) shall not apply under any of the circumstances for which an adjustment is provided in subsections 4(a),
     (b) or (c) hereof. No adjustment of the number of shares of Common purchasable upon exercise of this Warrant shall be made under this subsection 4(d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if, upon the issuance or amendment of any such Common Stock Equivalent (i) any such adjustment shall previously have been made pursuant to subsection 4(e) hereof or (ii) no adjustment was required pursuant to subsection 4(e) hereof.

          (e) Issuance of Common Stock Equivalents.  Prior to the completion of
              ------------------------------------
     a Qualified Initial Public Offering, if the Corporation, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Dilution Price then in effect, or if, after any such issuance, the price per share for which Additional Shares of Common may be issuable thereafter is amended, and such price, as so amended, shall be less than the Dilution Price at the time of such amendment, then the number of shares of Common purchasable upon exercise of this Warrant shall be increased upon each such issuance or amendment as provided in subsection (d) of this Section 4 on the basis that (1) the Additional Shares of Common issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (A) the date on which the Corporation shall enter into a contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the consideration for such Additional Shares of Common shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common pursuant to such Common Stock Equivalent. No adjustment in the number of shares of Common purchasable upon exercise of this Warrant shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment in the number of shares of Common purchasable upon exercise of this Warrant shall previously have been made upon the issuance of such warrants or other rights pursuant to this subsection (e).

          (f) [Intentionally Omitted]

          (g) Other Provisions Applicable to Adjustments Under This Section 4.
              ---------------------------------------------------------------
     The following provisions shall be applicable to the making of adjustments in the number of Common Shares purchasable upon exercise of this Warrant hereinbefore provided in this Section 4:

               (i)  Computation of Consideration. The consideration received by
                    ----------------------------
          the Corporation shall be deemed to be the following: to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Corporation therefor, or, if such Additional Shares of Common or Common Stock Equivalents are offered by the Corporation for subscription, the subscription price, or if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in each such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the consideration received by the Corporation shall be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalent shall be the consideration received by the Corporation for issuing such Common Stock Equivalents, plus the additional consideration payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common, the Corporation shall be deemed to have received for such Additional Shares of Common or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within ten days after receipt of said notice, the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued shall notify the Board in writing of their objection to such determination, a determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the City of Chicago, Illinois.

               (ii) Readjustment of Warrant. Upon the expiration of the right to
                    -----------------------
          convert, exchange or exercise any Common Stock Equivalents the issuance of which effected an adjustment in the number of shares of Common purchasable upon exercise of this Warrant under subsection (d) or (e) of this Section 4, if none of such Common Stock Equivalents shall have been converted, exercised or exchanged, the Dilution Price (and therefore the number of shares of Common purchasable upon exercise of this Warrant) shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the number of shares of Common purchasable upon exercise of this Warrant made pursuant to the provisions of this
          Section 4 after the issuance
          of such Common Stock Equivalents) had an adjustment of the Dilution Price not been effected as a result of the issuance of such Common Stock Equivalents.

          (h) Certain Events.  If after the date hereof any event occurs of the
              --------------
     type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the number of shares of Common purchasable upon exercise of this Warrant (and in the Dilution Price) so as to protect the rights of the Holder of this Warrant; provided that no such adjustment shall decrease the number of shares of Common purchasable upon exercise of this Warrant (or increase the Dilution Price) as otherwise determined pursuant to this Section 4.

          (i) Adjustment of Warrant Price.  Upon each adjustment in the number
              ---------------------------
     of shares of Common purchasable hereunder pursuant to any provision of this
     Section 4, the Warrant Price shall be adjusted, to the nearest one hundredth of a cent, to the product obtained by multiplying the Warrant Price immediately prior to such adjustment in the number of shares of Common purchasable hereunder by a fraction, the numerator of which shall be the number of shares of Common purchasable hereunder immediately prior to such adjustment and the denominator of which shall be the number of shares of Common purchasable hereunder immediately thereafter, provided, however,
                                                             --------  -------
     that the product of the Warrant Price at any time and the number of shares of Common purchasable hereunder at such time shall never exceed the product of $.01 and the Base Warrant Shares.

          (j) Default by Corporation.  If the Corporation shall be in default
              ----------------------
     under the agreement contained in the last sentence of Section 3 hereof so that applicable law prevents the issuance of shares at the Warrant Price adjusted in accordance with this Section 4, the Holder of this Warrant shall be entitled to purchase shares at the lowest price at which this Warrant may then be exercised. Such exercise shall not constitute a waiver of any claim arising against the Corporation by reason of its default under the agreement contained in the last sentence of Section 3 of this Warrant.

     5.   Notice of Adjustments. Whenever the number of shares of Common
          ---------------------
purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 4 hereof, the Corporation shall make a certificate signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the number of shares of Common purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant promptly after each adjustment.

     6.   Fractional Shares and Rounding. No fractional shares of Common shall
          ------------------------------
be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Dilution Price then in effect. All computations in connection with the adjustment of the Dilution Price shall be rounded to the fourth decimal place.

     7.  Liquidation Dividends.  If the Corporation declares or pays a dividend
         ---------------------
upon the Common payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common (a "Liquidating Dividend"), then the Corporation shall pay to the Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the number of shares of Common purchasable upon exercise of this Warrant had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common entitled to such dividends are to be determined.

     8.  Definitions.  For the purposes of this Warrant, the following terms
         -----------
have the following meanings:

         "Additional Shares of Common" shall at any time have the meaning given
          ---------------------------
     to that term in the Agreement, as the Agreement may be amended at such time of determination.

         "Affiliates" shall mean any entity controlling, controlled by or under
          ----------
     common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

         "Agreement" shall mean the Purchase Agreements, dated as of September
          ---------
     22, 1994, between the Corporation and those purchasers listed on Exhibit A thereto, respectively, pertaining to the issuance and sale of Series H Preferred, Common and Warrants, as, from time to time, such Agreements may be amended, including as such Agreements have been amended as of the date hereof.

         "Base Warrant Shares" shall be that number of shares of Common set
          -------------------
     forth in the first paragraph of this Warrant.

         "Common" shall mean the Corporation's Common Stock, par value $.01 per
          ------
     share, and any Stock into which such Common Stock may hereafter be changed.

         "Common Stock Equivalent" shall mean any Convertible Security or
          -----------------------
     warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

         "Convertible Securities" shall mean evidences of indebtedness, shares
          ----------------------
     of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

     "Corporation" shall mean Allscripts, Inc., an Illinois corporation, and all
      -----------
successor corporations thereof.

     "Dilution Price" shall mean the Initial Dilution Price until there has been
      --------------
an adjustment in the number of shares of Common purchasable upon exercise of this Warrant pursuant to Section 4 hereof and thereafter the Dilution Price will be increased or decreased as follows: (i) in the case of an adjustment pursuant to subsection 4(c) or 4(d) hereof, it shall be decreased by the full amount by which the Dilution Price in effect immediately prior to each such adjustment exceeds the issue price per share of Common issued or deemed to have been issued giving rise to each such adjustment, (ii) in the case of an adjustment pursuant to subsection 4(b) hereof, it shall be increased or decreased proportionately to give effect to the combination or subdivision of shares giving rise to such adjustment and (iii) in the case of an adjustment pursuant to subsection 4(c)(i) hereof, it shall be decreased to that price determined by multiplying the Dilution Price in effect immediately prior to the dividend, stock split-up or other distribution giving rise to such adjustment by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend, stock split or distribution (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividend, stock split or distribution), and (2) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend, stock split or distribution. Dilution Price shall additionally be subject to the computation considerations and the adjustments that are applicable to determining the number of shares of Common purchasable upon exercise of this Warrant and Dilution Price as set forth in Sections 4(g) and 4(h) hereof.

     "Fair Market Value" shall mean (i) in the case of Common, (A) if the
      -----------------
Corporation's Common is traded on an established market which reports last sale information, the price of the Common that may be purchased upon the exercise of a Warrant surrendered in full or partial payment of the Warrant Price payable upon the exercise of this Warrant as of the close on the date such Warrant is so surrendered (or if no sales occurred that day the most recent day sales occurred preceding such surrender); (B) if the Corporation's Common is quoted on The Nasdaq Stock Market (but not of a nature for which last sale information is available) ("Nasdaq"), the highest independent bid on the date such Warrant is surrendered; (C) if the Corporation's Common is publicly held but not traded on an established market which reports last sale information or quoted in Nasdaq, the fair market value of such Common as determined by the Board of Directors in good faith and in their sole discretion; (D) if the Common is not publicly held, Fair Market Value shall mean that value that the Board of Directors shall have determined as the fair market value in connection with the most recent grant of options within the last six months preceding the date of exercise, or, in the event that no such determination shall have been made within the last six months preceding the date of exercise, Fair Market Value shall be determined by the Board of Directors in good faith and in its sole discretion; and (ii) in the case of any other Security, Fair Market Value shall be determined by the Board of

Directors in good faith and in its sole discretion. In the case of (i)(C),
(i)(D) or (ii) above, if the Holder of this Warrant shall notify the Board in writing of the Holder's objection to the Board's determination, a determination of Fair Market Value shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the City of Chicago, Illinois.

     "Holders" shall mean the Persons who shall from time to time, own of record
      -------
any Security.  The term "Holder" shall mean one of the Holders.

     "Initial Dilution Price" shall mean $0.01.
      ----------------------

     "Person" shall mean an individual, corporation, partnership, trust,
      ------
unincorporated organization or government organization or an agency or political subdivision thereof.

     "Preferred Resolutions" shall mean the board resolutions of the Corporation
      ---------------------
fixing and determining the terms of the Series A Convertible Preferred Stock, $1.00 par value, Series B Convertible Preferred Stock, $1.00 par value, Series C Senior Convertible Preferred Stock, $1.00 par value, Series D Senior Convertible Preferred Stock, $1.00 par value, Series F Senior Convertible Preferred Stock, $1.00 par value, Series G Super Senior Convertible Preferred Stock, $1.00 par value, Series H Superior Senior Redeemable Preferred Stock, $1.00 par value, Series I Super Superior Senior Redeemable Preferred Stock, $1.00 par value, and Series J Super Superior Senior Redeemable Preferred Stock, $1.00 par value.

     "Property" shall mean any interest in any kind of property or asset,
      --------
whether real, personal or mixed, or tangible or intangible.

     "Registration Agreement" shall mean the Eleventh Restated Registration
      ----------------------
Agreement, entered into in April, 1998, between the Corporation and those investors listed on the Schedules thereto, as such agreement may be amended, amended and restated and/or redesignated from time to time.

     "Securities" shall mean any debt or equity securities of the Corporation,
      ----------
whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Series H Preferred" shall mean the Corporation's Series H Superior Senior
      ------------------
Redeemable Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed.

     "Shareholders' Agreement" shall mean the Sixth Amended Shareholders'
      -----------------------
Agreement in the form of Exhibit I attached to the Agreement.

     "Stock" shall include any and all shares, interests or other equivalents
      -----
(however designated) of, or participations in corporate stock.

     "Stock Restriction Agreement" shall mean (1) any agreement approved by at
      ---------------------------
least 75% of the members of the Board entered into after the date hereof, between the Corporation and an employee, consultant, director, officer or agent or former employee, consultant, director, officer or agent of the Corporation or a Subsidiary, (ii) those certain agreements between the Corporation and Direct Pharmaceutical Corporation, the Corporation and Mailscripts, Inc., the Corporation and ISP Pharmaceuticals, Inc., and (iii) those certain stock restriction agreements between the Corporation and each of the Persons listed on Exhibit L attached to the Agreement, under the terms of each of which the Corporation is permitted or obligated to purchase Securities from such Person in connection with his offering the Securities to another Person or the termination of his relationship with the Corporation or a Subsidiary.

     "Subsidiary" shall mean any corporation more than 50% of whose outstanding
      ----------
Voting Stock shall at the time be owned directly or indirectly by the Corporation or by one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

     "Voting Stock," as applied to the Stock of any corporation, shall mean
      ------------
Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

     "Warrant" shall mean this Warrant.
      -------
     "Warrants" shall mean the Warrants issued and sold pursuant to the
      --------
Agreement.

     "Warrant Price" shall mean the price specified in the first paragraph of
      -------------
this Warrant and such other prices as shall result from the adjustments specified in Section 4 hereof.

     "Warrant Stock" shall mean Common issued upon exercise of any Warrant or
      -------------
Warrants.



Dated:  September----,1994                 ALLSCRIPTS, PHARMACEUTICALS, INC.


                                           By ________________________________
                                                          President


ATTEST:


___________________________
            Secretary


     This Warrant has not been registered under the Securities Act of 1933. Thus, notwithstanding any other provisions contained herein, no transfer, hypothecation or other disposition of this Warrant or of the Common issuable upon exercise of this Warrant, or of any interest in either thereof, including any exercise of this Warrant in favor of any Person other than the Holder hereof, shall be valid or effective unless registered under the Securities Act of 1933 or unless an exemption from such registration is available, and until the conditions specified in the Agreement have been fulfilled. A copy of the Agreement is on file and may be inspected at the principal office of the Corporation. Under certain circumstances specified in the Agreement, the Corporation has agreed to deliver to the Holder hereof a new Warrant, not bearing this legend, registered in the name of such Holder.

                                 SUBSCRIPTION


ALLSCRIPTS, PHARMACEUTICALS, INC.

     The undersigned __________, pursuant to the provisions of the within Warrant, hereby elects to purchase ________ shares of Common of ALLSCRIPTS, INC. covered by the within Warrant.

Dated: ____________                              Signature __________________

                                                 Address   __________________


                                  ASSIGNMENT

     FOR VALUE RECEIVED ____________ hereby sells, assigns and transfers unto _____________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _________, attorney, to transfer the said Warrant on the books of the within named Corporation.

                                                 _____________________________

Dated: ___________



                              PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED _________ hereby sells, assigns and transfers unto _____________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant with all rights therein, and does irrevocably constitute and appoint _________, attorney, to transfer that part of the said Warrant on the books of the within named Corporation.

                                                 _____________________________


Dated:  ______________



FOR USE BY THE CORPORATION ONLY:

This Warrant No. W-_____ cancelled (or transferred or exchanged) this ____ day of _____, 19__, _______ shares of Common issued therefor in the name of _______ Warrant No. W-_______ issued for ________ shares of Common in the name of
________.